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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 August 3, 2006
                Date of Report (Date of earliest event reported)

                            PAYLESS SHOESOURCE, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

             1-14770                                 43-1813160
     (Commission File Number)             (IRS Employer Identification No.)

                           3231 Southeast Sixth Avenue
                            Topeka, Kansas 66607-2207
               (Address of Principal Executive Office) (Zip Code)

                                 (785) 233-5171
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01    REGULATION FD DISCLOSURE.

      On August 3, 2006, Payless ShoeSource, Inc., a Delaware corporation, issued a press release announcing its sales for the second fiscal quarter of 2006, which ended July 29, 2006. The full text of the press release and the transcript of the quarterly sales message are attached hereto as Exhibits 99.1 and 99.2 respectively, and incorporated by reference herein.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(d)          Exhibits.

EXHIBIT #    DESCRIPTION
---------    -------------------------------------------------------------------
99.1         Press Release dated August 3, 2006

99.2         Transcript of second quarter sales message

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 PAYLESS SHOESOURCE, INC.


Date: August 3, 2006                             By: /s/ Ullrich E. Porzig
                                                     ---------------------------
                                                     Ullrich E. Porzig
                                                     Senior Vice President
                                                     Chief Financial Officer
                                                     and Treasurer

                                  EXHIBIT INDEX

EXHIBIT #    DESCRIPTION
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99.1         Press Release dated August 3, 2006

99.2         Transcript of second quarter sales message